Royce Special Equity Fund

Supplement to Prospectus dated May 1, 2001

The following replaces the investment minimum requirements appearing under "General Shareholder Information - Purchasing Shares" on page 7 of the Prospectus:

        Minimum initial investments for shares purchased directly through The Royce Funds:
Account Type	Minimum
Regular account	$2,000
IRA	500
403(b)(7) account	500

        The subsequent investment minimum is $50, regardless of account type.

December 6, 2001